PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 23, 2023,
to
Prospectuses dated May 1, 2023
for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective December 11, 2023, the PSF PGIM Jennison Focused Blend Portfolio (“the merging Fund”) will merge into the PSF PGIM Jennison Blend Portfolio (“the successor Fund”). All assets in the merging Fund will automatically be transferred to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund. All references to PSF PGIM Jennison Focused Blend Portfolio will be deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP207
PCP2, PCP214, PCP215, PCP219